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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JULY 26, 2004
                                  -------------
                Date of Report (Date of earliest event reported):

                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)

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

                New York                                 1-3157                               13-0872805
       -------------------------                -------------------------              ------------------------
    (State or other jurisdiction of                    (Commission                         (I.R.S. Employer
             incorporation)                           File Number)                       Identification No.)


400 Atlantic Street, Stamford, Connecticut                                                      06921
------------------------------------------                                             ------------------------
(Address of principal executive offices)                                                     (Zip Code)

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                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)





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Item 12. Results of Operations and Financial Condition

         On July 26, 2004, International Paper Company issued a press release reporting earnings for the second quarter 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           INTERNATIONAL PAPER COMPANY

                           By:       /s/ Andrea L. Dulberg
                                     -----------------------------
                                     Name: Andrea L. Dulberg
                                     Title: Assistant Secretary

Date: July 26, 2004
Stamford, Connecticut







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                                  EXHIBIT INDEX

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
         Exhibit Number         Exhibit Name
         --------------         ------------
         99.1                   Press Release of International Paper Company
                                dated July 26, 2004

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                             STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'